UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 2, 2005

LA JOLLA PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24274 (Commission File Number)	33-0361285 (IRS Employer Identification No.)

6455 Nancy Ridge Drive
San Diego, California 92121
(Address of principal executive offices, including zip code)

(858) 452-6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On February 2, 2005, La Jolla Pharmaceutical Company issued a press release announcing that it had completed its previously announced public offering of 12,250,000 shares of common stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

     The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release, dated February 2, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2005

LA JOLLA PHARMACEUTICAL COMPANY
By:	/s/ Gail A. Sloan
Gail A. Sloan
Vice President of Finance and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 2, 2005